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On May 10, 2016, Green Dot Corporation issued the following investor presentation, which was also posted to its website www.GDOTValue.com.

The Right Team with The Right Plan The Proof is in our Performance May 2016

Disclosures Forward-Looking Statements This presentation contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements that address expectations or projections about the future, including about the Company’s strategy for growth, product development, market position, anticipated benefits of cost savings initiatives and investments in “high-potential” initiatives, expenditures and financial results are forward looking statements. Actual results may differ materially from those contained in the forward-looking statements contained in this presentation, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from those projected include, among other things, the timing and impact of revenue growth activities and investments, the Company's dependence on revenues derived from Walmart and three other retail distributors, impact of competition, the Company's reliance on retail distributors for the promotion of its products and services, the rate of adoption or demand for the Company's new and existing products and services, continued and improving returns from the Company's investments in new growth initiatives, potential difficulties in integrating operations of acquired entities and acquired technologies, the Company's ability to operate in a highly regulated environment, the Company’s ability to obtain regulatory approval for new products, changes to existing laws or regulations affecting the Company's operating methods or economics, the Company's reliance on third-party vendors, changes in credit card association or other network rules or standards, changes in card association and debit network fees or products or interchange rates, instances of fraud developments in the prepaid financial services industry that impact prepaid debit card usage generally, business interruption or systems failure, and the Company's involvement litigation or investigations. These and other risks are discussed in greater detail in the Company's Securities and Exchange Commission (“SEC”) filings, including its most recent annual report on Form 10-K and quarterly report on Form 10-Q, which are available on the Company's investor relations website at ir.greendot.com and on the SEC website at www.sec.gov. The Company assumes no obligation to update this information as a result of future events or developments except as may be required by applicable law. About Non-GAAP Financial Measures During this presentation, references to financial measures of Green Dot Corporation will include references to non-GAAP financial measures, including non-GAAP total operating revenues, adjusted EBITDA, and non-GAAP diluted earnings per share. For an explanation to the most directly comparable GAAP financial measures, see the Supplemental Non-GAAP Financial Information available at Green Dot Corporation’s investor relations website at https://protect-us.mimecast.com/s/O57QBpT7DrLzt2 under “Financial Information.” Important Additional Information The Company has filed a definitive proxy statement (the “Proxy Statement”) and accompanying WHITE proxy card with the SEC on April 18, 2016 in connection with the solicitation of proxies for the 2016 Annual Meeting of Stockholders. Investors and stockholders may obtain a copy of the Proxy Statement and other documents filed by the Company free of charge from the SEC’s website, www.sec.gov. Green Dot stockholders may obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request from the Company’s proxy solicitor for the 2016 Annual Meeting, Innisfree M&A Incorporated, toll-free at (877) 800-5186 (banks and brokers may call collect at (212) 750-5833).

Discussion Agenda Green Dot Overview Historical Perspective Six-Step Plan to Create Long-Term Value Highly-Qualified & Independent Board Harvest’s High-Risk Plan Harvest’s Misrepresentations Performance vs. Peers

Green Dot Overview

To provide a full range of affordable and accessible financial services to Our mission The Masses

GreenDot We INVENTED THE GENERAL PURPOSE RELOADABLE PREPAID CARD industry in 1999 and are the largest prepaid provider in the U.S. We are a BANK HOLDING COMPANY regulated by the Board of Governors of the Federal Reserve and the State of Utah DFI We are a TOP 20 DEBIT CARD ISSUER among all banks and credit unions in the country and A LEADER IN MOBILE BANKING with GoBank, Green Dot’s award winning mobile checking account Our products are ACQUIRED BY MILLIONS of consumers annually through a TECH-ENABLED DISTRIBUTION NETWORK of 100,000 retail locations, online, in the leading App stores and through unique integrations - like Uber and Member Benefits Corporation. We are the LARGEST THIRD PARTY PROCESSOR OF TAX REFUNDS in the U.S. with more than eight million refunds processed annually We are one of the LARGEST CONSUMER CASH TRANSACTION PROCESSORS in the U.S. with approximately 35 million retail cash deposit transactions processed annually

Our Long-Term Roadmap is Now Paying Off Green Dot’s stock has appreciated ~39%* since management publicly disclosed its new growth initiatives on December 2, 2015, prior to the Harvest 13D filing Green Dot’s Six-Step Plan is on track and the Company’s stock price performance demonstrates that investors are responding favorably to it First quarter 2016 Revenue, Adjusted EBITDA and Non-GAAP EPS all exceeded estimates, 2016 financial guidance increased Retailers are renewing contracts, Green Dot products are retaking shelf space and competitors are retreating Green Dot’s incumbent board members were the primary authors of the Company’s 2012 bold and ambitious long-term strategic roadmap that made today’s success possible Harvest has proposed no viable alternative plan except to nominate three new board members, two of whom we believe to have highly questionable professional backgrounds for a highly-regulated entity the size and complexity of Green Dot *Source: FactSet Harvest’s call for large-scale board and leadership changes inserts unnecessary risk into the Company’s plans

Long-Term Discipline = Long-Term Success Unwavering commitment to innovation and consumerism The incumbent slate guided Green Dot’s evolution from a niche prepaid card provider with a highly-concentrated revenue stream into a diversified “FinTech” leader with multiple award-winning products and vast distribution through multiple channels Winning against the competition and fended off direct multi-year attacks from American Express, Chase, USBank, Western Union, PayPal and many more to maintain its top spot in prepaid Execution on bold and complex key strategic initiatives: Became a Bank Holding Company and bought its own issuing bank, enabling it to save millions in costs while protecting its business model from the dangers of third party “BIN Rental” issuing (key risk that materialized for Higher One, NetSpend, ADP and many others) Entered into a long-term and economically-sustainable agreement with Walmart Successfully diversified and grew its business by making several highly accretive acquisitions that diversified revenue and increased market share Received regulatory approval for a $150 million share repurchase program (~15% of outstanding shares) and repurchased $100 million since September 2015 Received regulatory approval to use its bank charter for consumer lending Established Green Dot Shanghai Technology Development Center to increase bandwidth and cut costs Launched several new products and channels providing the platform for future growth Established long-term collaborative relationships with the Company’s regulators and relevant consumer advocates, allowing the Company to correctly anticipate long-term regulatory trends

Historical Perspective

2010 2011 2012 2013 2014 2015 2016E 2017E Revenue $377 $485 $555 $582 $610 $699 $708 NA Walmart % 63% 61% 64% 64% 54% 46% NA NA Adj. EBITDA $98 $123 $111 $103 $132 $152 $160 NA Non-GAAP Diluted EPS $1.27 $1.55 $1.38 $1.15 $1.33 $1.35 $1.42 $1.75 Historical Perspective: 2010 - 2011 Source: Financial data compiled from FactSet and Company Filings Data in millions except for Non-GAAP Diluted EPS Revenue growth 2010 to 2011+ 29% Adj EBITDA growth 2010 to 2011+ 26% Adj EPS growth 2010 to 2011 + 22% Stock Price from IPO to end of 2011- 29% IPO End of 2011 P/E multiple GDOT36.7x 20.1x Prepaid Industry Peer Gr. 12.2x 13.6x Our business performed exceptionally well in 2010 and 2011, but our stock price corrected from a lofty IPO valuation NOT related to financial performance or management execution. Nobody has questioned GDOT’s financial performance during this time period. However, this MATERIALLY distorts our 5-year returns when comparing GDOT to peers. Notes: *Prepaid Industry peers include the following: MoneyGram, Western Union, Total System Services, WEX, American Express, Blackhawk, Euronet, H&R Block, Cardtronics, Meta Financial, and BofI. **Revenues exclude the impact of stock-based retailer incentive compensation, a contra-revenue component of the Green Dot’s total operating revenues. Revenues for 2015 also exclude the impact of $2.0M of certain co-op advertising costs recognized as contra-revenue under GAAP. Prior to 2015, Green Dot did not have any co-op advertising costs recorded as contra-revenue. ***Estimates are based on the mid-point of 2016 guidance ****Six-point plan targeted non-GAAP Diluted EPS

2010 2011 2012 2013 2014 2015 2016E 2017E Revenue $377 $485 $555 $582 $610 $699 $708 NA Walmart % 63% 61% 64% 64% 54% 46% NA NA Adj. EBITDA $98 $123 $111 $103 $132 $152 $160 NA Non-GAAP Diluted EPS $1.27 $1.55 $1.38 $1.15 $1.33 $1.35 $1.42 $1.75 Historical Perspective: 2012 - 2013 In 2012 three distinct events occurred: Several of the largest financial services companies in the world, including JP Morgan and Amex, entered the prepaid market. GDOT also lost exclusivity with all it’s major retailers. GDOT tightened risk controls to mitigate card fraud risk. GDOT Q2 2012 Earnings call “Taking the combined effect of these various new controls, we estimate that the growth impact to our overall portfolio has been on the order of 5 to 10 percentage points.” “We recently learned that more of our retailers will begin selling competitive GPR products in addition to our products, in some cases beginning in late 2012.” “Given this uncertainty, we have taken what we believe to be a conservative view of how sales might be negatively impacted and you see that view reflected in our re-forecast.” We PROACTIVELY warned investors on the Q2 2012 earnings call of the increasing level of competition and tightened risk controls as well as how these might impact our business. Source: Financial data compiled from FactSet and Company Filings Data in millions except for Non-GAAP Diluted EPS Notes: *Prepaid Industry peers include the following: MoneyGram, Western Union, Total System Services, WEX, American Express, Blackhawk, Euronet, H&R Block, Cardtronics, Meta Financial, and BofI. **Revenues exclude the impact of stock-based retailer incentive compensation, a contra-revenue component of the Green Dot’s total operating revenues. Revenues for 2015 also exclude the impact of $2.0M of certain co-op advertising costs recognized as contra-revenue under GAAP. Prior to 2015, Green Dot did not have any co-op advertising costs recorded as contra-revenue. ***Estimates are based on the mid-point of 2016 guidance ****Six-point plan targeted non-GAAP Diluted EPS

2010 2011 2012 2013 2014 2015 2016E 2017E Revenue $377 $485 $555 $582 $610 $699 $708 NA Walmart % 63% 61% 64% 64% 54% 46% NA NA Adj. EBITDA $98 $123 $111 $103 $132 $152 $160 NA Non-GAAP Diluted EPS $1.27 $1.55 $1.38 $1.15 $1.33 $1.35 $1.42 $1.75 Historical Perspective: 2013 - 2014 The Detour: In 2013 and 2014 the Company was impacted by two events that were largely out of its control: a requirement to lower pricing on the MoneyCard private label program; the Company’s decision to discontinue the MoneyPak product in an effort to protect consumers from “Victim Assisted Fraud” and to protect the Company from potential negative regulatory actions and reputational risk. These two discreet events wiped out ~$130 million in annualized revenue and ~$40 to $45 million in annualized adjusted EBITDA over a two-year period. Source: Financial data compiled from FactSet and Company Filings Data in millions except for Non-GAAP Diluted EPS Notes: *Prepaid Industry peers include the following: MoneyGram, Western Union, Total System Services, WEX, American Express, Blackhawk, Euronet, H&R Block, Cardtronics, Meta Financial, and BofI. **Revenues exclude the impact of stock-based retailer incentive compensation, a contra-revenue component of the Green Dot’s total operating revenues. Revenues for 2015 also exclude the impact of $2.0M of certain co-op advertising costs recognized as contra-revenue under GAAP. Prior to 2015, Green Dot did not have any co-op advertising costs recorded as contra-revenue. ***Estimates are based on the mid-point of 2016 guidance ****Six-point plan targeted non-GAAP Diluted EPS

2010 2011 2012 2013 2014 2015 2016E 2017E Revenue $377 $485 $555 $582 $610 $699 $708 NA Walmart % 63% 61% 64% 64% 54% 46% NA NA Adj. EBITDA $98 $123 $111 $103 $132 $152 $160 NA Non-GAAP Diluted EPS $1.27 $1.55 $1.38 $1.15 $1.33 $1.35 $1.42 $1.75 Historical Perspective: 2014 - 2015 Consolidate the marketplace in prepaid – acquired AccountNow and Achieve. Diversification into adjacent complementary categories of payments - acquired TPG, a tax processing business, which creates additional channels for future growth. Developed a mobile banking platform to diversify revenue base, expand into additional customer segments and provide technology for future product launches. Received 6-month extension of MoneyCard contract in December 2014, then renewed contract in June 2015 for a five-year term. In the second half of 2015, competition begins to retreat; Amex shrinks its prepaid division Walmart MoneyCard contract renewed TPG acquired AchieveCard and AccountNow acquired D&A related primarily to technology investment, new share issuances related to acquisitions, and legacy revenue declines from “the detour” caused pressure on EPS even while adjusted EBITDA grew Amex and other prepaid providers begin to retrench During this challenging time period, the Company stuck to its long-term plans, pursued an aggressive strategy of organic expansion of Green Dot branded products at 22,000 dollar stores and other retailers, and successfully achieved diversification and growth through strategic acquisitions Source: Financial data compiled from FactSet and Company Filings Data in millions except for Non-GAAP Diluted EPS Notes: *Prepaid Industry peers include the following: MoneyGram, Western Union, Total System Services, WEX, American Express, Blackhawk, Euronet, H&R Block, Cardtronics, Meta Financial, and BofI. **Revenues exclude the impact of stock-based retailer incentive compensation, a contra-revenue component of the Green Dot’s total operating revenues. Revenues for 2015 also exclude the impact of $2.0M of certain co-op advertising costs recognized as contra-revenue under GAAP. Prior to 2015, Green Dot did not have any co-op advertising costs recorded as contra-revenue. ***Estimates are based on the mid-point of 2016 guidance ****Six-point plan targeted non-GAAP Diluted EPS

DIVERSIFIED and GREW Revenue Despite Headwinds Management Successfully Navigated through an Unprecedented Business Environment Diversified and grew revenue despite extreme new competitive threats, industry price compression, and the MoneyCard/MoneyPak events that we estimate wiped out ~$130 million in annualized revenue and approximately ~$40 to $45 million in annualized adjusted EBITDA over a two-year period Grew annual non-Walmart revenue both organically and through acquisitions by approximately 80% in less than two years, going from ~$210 million in 2013 to ~$377 million in 2015 Acquisitions are generating strong returns: Total net consideration for all acquisitions ~$400 million, net of tax benefits* Acquisitions generated ~20%+ pre-tax return on invested capital in 2015* Higher returns expected in future years as expense and revenue synergies are realized over time All acquisitions were funded with the optimum amount of cash and/or debt permissible under Green Dot’s bank credit agreement and regulatory restrictions Equity was only used to fund ~31% of total gross consideration – cumulative for all acquisitions * - Total gross consideration paid for all acquisitions is approximately $505 million, less aggregate present value of tax benefits of approximately $105 million, or total net consideration of approximately $400 million. Pre-tax ROIC = 2015 adjusted EBITDA derived from acquisitions as a percentage of the total net consideration

Green Dot Has Outperformed its Prepaid Industry Peer Group Source: Financial data compiled from FactSet *Peers include: MoneyGram, Western Union, Total System Services, WEX, American Express, Blackhawk, Euronet, H&R Block, Cardtronics, Meta Financial, and BofI. Green Dot Peer Group 1-Year Performance vs. Prepaid Industry Peer Group* 3-Year Performance vs. Prepaid Industry Peer Group* 5-Year Performance vs. Prepaid Industry Peer Group* Green Dot out-performed its Prepaid Industry Peer Group over a 1- and 3-year period. Under performance over a 5-year period is attributable to a lofty IPO valuation followed by a price correction, not poor management or execution.

Six-Step Plan to Create Long-Term Value

Six-Step Plan to Achieve $1.75+ Non-GAAP EPS in 2017 Disclosed initiatives in December 2015 Launch new, more appealing products with materially better unit economics at all 100,000 retailers Bring back MoneyPak with new risk controls Make modest investments in “high-potential” initiatives that align with our roadmap to growth Launch major platform initiatives that drive ~$11 million in cost reductions in 2016; in excess of $20 million in savings at full year run-rate in 2017 Make opportunistic and accretive acquisitions using cash and/or debt $150 million share repurchase plan

Delivering on Six-Step Plan – Demonstrating Results Today Stock price has increased ~39% since first disclosure of management and board plan in December 2015 Our plan is working Q1 2016 Beat consensus revenue Beat consensus Adjusted EBITDA Beat consensus Non-GAAP Diluted EPS FY 2016 guidance Increased revenue guidance Increased Adjusted EBITDA guidance Increased Non-GAAP Diluted EPS guidance Launch new, more appealing products with materially better unit economics at all 100,000 retailers Launched at Walmart in February 2016, others in process Bring back MoneyPak with new risk controls Launched at Rite Aid, Walgreens and Kroger Additional major retailers expected Make modest investments in “high-potential” initiatives that align with our roadmap to growth Discussed six initiatives on Q1 earnings call Launch major platform initiatives that drive ~$11 million in cost reductions in 2016; in excess of $20 million in savings at full year run-rate in 2017 In process and on track Make opportunistic and accretive acquisitions $150 million share repurchase plan Executed $100 million in stock repurchases

Investors Have Responded On December 1, 2015 management discloses new initiatives at an investor conference On February 24, 2016 reports strong fourth quarter financial results; provides additional details around new initiatives and Six-Step Plan to drive $1.75+ in earnings in 2017 On May 4, 2016 reports strong first quarter financial results; raises 2016 financial guidance; provides update on major initiatives GDOT discloses new initiatives at JP Morgan Investor Conference GDOT reports better than expected Q4 earnings; discusses Six-Step Plan GDOT signs Uber contract GDOT reports better than expected Q1 earnings; raises 2016 guidance Stock Price Up ~39%

“GDOT's 1Q revs and EPS solidly beat JEFe/Street due to outperformance in the core biz and a revenue pull-forward related to tax refund season. The company raised F16 revs/adj. EPS guidance by $5M and EPS by $0.04, which may prove conservative given the pending impact of recent product launches. In addition to the roll-out of previously announced MoneyPak 2.0 products, GDOT also announced new functionality for Uber's instant fare payment system which allows users to direct deposit payments to any debit card..signed a multi-year agreement with Member Benefits Corp to provide products to its over 2M union members…added several new distribution outlets through both expansion of existing relationships (ie., renewals and better placement at CVS & 7-Eleven) and new contracts (eg, 732 locations at Stater Brothers and Kwik Trip). Ramsey El-Assal, Jefferies, 5/4/16 “GDOT reported strong headline Rev/EPS results that were ~$5M/$0.04 ahead of internal plan (~$17M/$0.07 ahead of Street estimates) and increased its conservative 2016 outlook for the beat….GDOT shares are up 35% YTD, versus a 2% rise in the S&P 500. GDOT continues to see $1.75 in EPS in ’17, driven by fee increases, cost savings and share repurchases……Competition is easing and GDOT appears to be taking a page out of the fleet card issuer’s playbook and pricing for value, potentially sacrificing market share and account growth for better portfolio economics, which we think is the right decision.” Tien-tsin Huang, CFA, J.P. Morgan, 5/5/16 Top Analysts That Follow Green Dot Agree Our Strategy Is Working “On its earnings call, GDOT provided FY17 EPS guidance of $1.75+ and a roadmap which includes new product launches, cost-saving initiatives, and share-holder friendly capital allocation strategy……If the company were to deliver on its new initiatives throughout FY16 and its FY16 guidance, we believe it would reintroduce confidence in the growth potential and management team’s ability to execute, potentially providing upside to valuation multiples….we believe the company has improved its modeling and guidance philosophy. We also believe the accelerated share repurchase program could potentially provide upside to FY16 EPS guidance of $1.35 - $1.40.” Ashish Sabadra, Deutsche Bank, 2/24/16 20

Highly-Qualified & Independent Board

A Highly Qualified & Independent Board Green Dot’s Board is highly-qualified and independent, with significant relevant experience to oversee the successful execution of the Company’s strategy Steven W. Streit Chairman, President & CEO Pioneer in the financial services industry, credited with inventing the reloadable prepaid debit card industry Responsible for establishing Green Dot’s industry leading position through an unrelenting focus on delivering innovative, consumer-friendly products and establishing critical relationships with major business partners and key regulators Unmatched industry experience with a proven ability to successfully overcome challenges to the business Owns 4+ million shares of Green Dot; purchased $4 million in shares in open market purchases since 2012 Kenneth C. Aldrich Independent Director Extensive experience working with early stage companies, managing other organizations including public companies, and providing sound leadership and management in dynamic business environments Significant operational expertise, provides tremendous perspective having served on the boards of directors of numerous start-up companies J. Chris Brewster Independent Director Tremendous experience as a senior financial leader with significant depth and breadth of knowledge in dealing with financial and accounting matters Provides deep knowledge and consumer financial services expertise having served as the CFO of Cardtronics, Inc. Rajeev V. Date Independent Director Brings considerable financial services and regulatory experience, having served as the first-ever Deputy Director at the U.S. Consumer Financial Protection Bureau and held numerous roles at the U.S. Department of the Treasury Held senior positions at major financial and business consulting institutions including Deutsche Bank Securities, Capital One Financial and McKinsey & Company, enabling him to provide extraordinary insights and valuable perspective Mary J. Dent Independent Director Extensive experience counseling entrepreneurial companies on matters relating to public policy and business development Impressive financial services and legal background, having served in senior roles at Silicon Valley Bank, SVB Financial Group and New Skies Satellites Brings to Green Dot relevant experience with bank regulation Vote FOR

A Highly Qualified & Independent Board Green Dot’s Board is highly-qualified and independent, with significant relevant experience to oversee the successful execution of the Company’s strategy Timothy R. Greenleaf Independent Director Significant depth and breadth of knowledge counseling and serving on the boards of middle-market consumer-related businesses Extensive experience in dealing with matters relating to mergers and acquisitions, tax and corporate structuring Provides relevant insight into the complex, highly-regulated and audited environment in which Green Dot operates Glinda Bridgforth Hodges Independent Director Personal finance expert and financial literacy educator Highly-respected author of several consumer financial education books and articles Provides deep consumer insights William I. Jacobs Independent Director Highly-qualified financial and payments veteran with deep financial acumen and operational expertise Significant depth and breadth of knowledge, having helped manage large financial service organizations including Global Payments, Inc. (where he is Chairman) and MasterCard International. Michael J. Moritz Independent Director Acclaimed venture capital investor with unmatched relationships in Silicon Valley Actively contributes ongoing strategic guidance and introductions to potential new business partners Provides invaluable firsthand insights into next-generation business models and technologies. Adds significant perspective from his experiences as a director at numerous prominent technology companies, including Google, LinkedIn, Yahoo, Flextronics, KAYAK and PayPal George T. Shaheen Independent Director Highly-accomplished business professional with extensive experience serving in senior management positons at major technology and consulting firms including Accenture, Siebel Systems, Inc., and Entity Labs Significant operational expertise, providing tremendous perspective having served on the boards of directors of numerous public companies Brings to Green Dot a wealth of longstanding business relationships Vote FOR Vote FOR Vote FOR

Your Board Has the Experience Needed to Drive Green Dot Forward Green Dot’s Board is highly qualified, diverse, and committed to enhance value for ALL shareholders Executive Leadership Experience Board Experience Fin. Services / Tech Experience Functional Expertise Regulatory Experience Entrepreneurial Experience Steven W. Streit ü ü ü Innovation CEO Operations Business Development ü ü Kenneth C. Aldrich ü ü ü Investment CEO Corp. Strategy ü J. Chris Brewster ü ü ü Finance Accounting CFO ü Rajeev V. Date ü ü ü Public Policy Corp. Strategy Business Development ü ü Mary J. Dent ü ü ü Public Policy Legal Corp. Strategy ü Timothy R. Greenleaf ü ü ü Investment Legal Audit ü ü Glinda Bridgforth Hodges ü ü Customer Insights CRA Chair Corporate Strategy ü William I. Jacobs ü ü ü Finance Operations CFO ü Michael J. Moritz ü ü ü Investment Corp. Strategy Business Development ü George T. Shaheen ü ü ü Innovation CEO Operations ü Vote FOR Vote FOR Vote FOR NEW NEW NEW

The Right Team to Keep the Momentum Going These directors have been invaluable since Green Dot’s IPO Together, they are among the primary authors of the Company’s long-term plan that beat American Express, Chase and many others to emerge a diversified fin-tech banking leader These Board members are committed to the cause of Green Dot’s success both demonstrated by their years of hard work on the Green Dot Board through thick and thin and their significant holdings in Green Dot These Green Dot Board members collectively own or control over $160 million* in GDOT shares and they have each personally held shares for over 8 years Vote YES to Protect Shareholder Value Steven W. Streit Timothy R. Greenleaf Michael J. Moritz Vote FOR Vote FOR Vote FOR Source: *Company Filings

Steven W. Streit | Founder, Chairman CEO and 8%+ Shareholder Owns 4,215,410 shares* Invented the reloadable prepaid debit card and founded the Company in 1999 Primary relationship holder with the Company’s major business partners and key regulators including Walmart, Walgreen, CVS, CFPB, Federal Reserve and many others A “hands on” leader whose creative vision and consumer marketing experience continues to generate the most successful and largest selling collection of prepaid products in the industry, including all of the Company’s new prepaid cards, GoBank checking accounts and the new MoneyPak Presided over revenue growth from $39 million in 2005 and $377 million in 2010 to $699 million in 2015, a ten year CAGR of 33% and a five year CAGR of 13% while engineering numerous successful strategies to renew key customers and diversify revenue Steered company through a crucial time period of significant competition, regulatory changes, escalating fraud risks, and higher commissions to emerge as the undisputed leader Steve Streit is key to the successful execution of Green Dot’s Six-Step Plan and to maintaining the Company’s strategic business relationships Vote FOR *Source: Company Filings

Timothy R. Greenleaf | Audit Committee Chair, Independent Director Owns 262,097 shares* Serves as the Company’s Audit Committee Chair, which includes oversight of the Company’s Enterprise Risk Management Committee and Cybersecurity Provides unique, direct insight to navigate Green Dot’s complex and highly regulated and audited environment Seasoned private equity investor, tax attorney (inactive) and financial advisor with significant board experience Works closely with internal audit on oversight of holding company and bank compliance issues; has built a strong relationship with bank regulators and auditors Established experience and trust with our regulatory authorities, auditors and finance team that would be difficult to replace Tim Greenleaf provides relevant insight into the complex, highly regulated and audited environment in which Green Dot operates Vote FOR *Source: Company Filings

Michael J. Moritz | Independent Director Personally owns 317,799 shares and Sequoia owns 2,227,969 shares* Acclaimed venture capital investor, large Green Dot shareholder and current Chairman of Sequoia Capital One of the most highly sought after individuals for corporate boards Actively contributes ongoing strategic guidance and introductions to potential new business partners Provides invaluable firsthand insights into next-generation business models and technologies Contributes significant perspective from his experiences as a current/former director at numerous prominent technology companies including Google, LinkedIn, Yahoo and PayPal Provides Green Dot massive credibility in the technology world, which is incredibly helpful to recruit new team members and potential business partners Key business development ambassador Sir Michael Moritz brings to Green Dot extensive professional relationships and irreplaceable perspectives Vote FOR *Source: Company Filings; includes 1,515,000 non-voting shares on an as-converted basis

In February 2016, announced a process to identify strong new candidates to expand Green Dot’s Board of Directors. Goal was to strengthen the board and address Harvest’s criticisms Sought input from top ten shareholders to identify and recruit for highly-qualified directors - Harvest declined to collaborate Offered to appoint George Gresham, one of Harvest’s nominees, directly to the Board as part of this process - Mr. Gresham declined In April 2016, announced the addition of three exceptional new independent directors with extensive financial technology and public company experience Chris Brewster, recently retired CFO of Cardtronics, the largest global ATM company Raj Date, Managing Partner of Fenway Summer, a venture capital firm focused on financial services; director of leading “FinTech” companies; first Deputy Director of the CFPB Bill Jacobs, Chairman of Global Payments and former MasterCard executive Concurrently announced the retirement of a non-independent director - the Board now includes nine independent directors and Mr. Streit Highly Experienced; Highly Relevant Highly Independent Delivered on Promise to Expand Board Three Exceptional New Independent Directors

Pro-Investor Governance Changes The Board values productive conversations with our investors Based on these constructive conversations, we have made or committed to a number of governance changes that we believe are in the best interests of the Company and our investors: The appointment of three highly qualified directors with extensive experience in the payments and financial services industries The adoption of “Proxy Access” to take effect for next year’s annual meeting of stockholders Recommended approval of “majority voting” stockholder proposal The complete re-engineering of compensation programs for all NEOs and executive management to be 100% performance-based

Why Won’t Harvest Engage With Green Dot? GREEN DOT’S ATTEMPTS TO SETTLE WITH HARVEST Before Harvest voiced its concerns publicly, Green Dot and its board held multiple meetings and discussions with Harvest and offered to provide Harvest executives with temporary insider status, including regular ongoing updates with Green Dot’s board and management team, so that Harvest could independently assess Green Dot’s non-public strategic plans, its ongoing achievement of those plans and evaluate its future prospects. Harvest declined Green Dot’s offer. After the filing of Harvest’s 13D, Green Dot offered to collaborate with Harvest on the selection of directors for an expanded Board and subsequently offered Harvest the opportunity to name one member to be appointed immediately to Green Dot’s board. Harvest declined both offers, indicating it would not entertain any offers unless they included the prompt transition of our CEO and replacement of directors. Mr. Streit, Green Dot’s CEO, even offered to take no equity for two years and align his 100% performance-based cash incentive opportunity to be consistent with our Six-Step Plan. Harvest rejected the offer, indicating it would not entertain any offers unless they included the prompt transition of our CEO and replacement of directors. After Harvest publicly proposed its nominees, Green Dot convened a meeting of its Nominating and Corporate Governance Committee to assess Harvest’s nominees. The Committee concluded that while Mr. Fanlo and Mr. Livingston were not suitable for board service due primarily to negative findings from its investigation into their backgrounds and/or references, Mr. Gresham was suitable because he has relevant professional and industry experience and there were no negative findings from the Committee’s investigation into his background and references. As such, Green Dot reached out directly to Mr. Gresham and offered to immediately appoint him to Green Dot’s board. Mr. Gresham declined to be appointed to Green Dot’s board. After Mr. Gresham declined Green Dot’s offer to join its board, Green Dot delivered on its promise made to investors on its February 2016 earnings call and appointed three proven and exceptional new independent directors. Chris Brewster, Bill Jacobs and Raj Date joined the Green Dot board immediately upon their appointment on April 11, 2016. In addition, Green Dot announced the retirement of a non-independent director, meaning that the Board now includes nine independent directors and Mr. Streit.

Performance vs. Peers

1-Year Stock Price Performance (3/31/15 – 3/31/16) Source: Financial data compiled from FactSet *Peers include the following: MoneyGram, Western Union, Total System Services, WEX, American Express, Blackhawk, Euronet, H&R Block, Cardtronics, Meta Financial, and BofI **Harvest peers include full list on page 38 of Harvest’s April 27, 2016 deck Green Dot Peer Group Prepaid Industry Peer Group* Harvest Peer Group** The Harvest Peer group does not accurately portray the companies that Green Dot considers its prepaid industry peers. Green Dot has materially out-performed our Prepaid Industry Peer Group and the Harvest Peer Group in the last 12 months.

3-Year Stock Price Performance (3/31/13 – 3/31/16) Prepaid Industry Peer Group* Harvest Peer Group** Green Dot Peer Group Green Dot has materially out-performed our Prepaid Industry Peer Group. The Harvest Peer group does not accurately portray the companies that Green Dot considers its prepaid industry peers. Source: Financial data compiled from FactSet *Peers include the following: MoneyGram, Western Union, Total System Services, WEX, American Express, Blackhawk, Euronet, H&R Block, Cardtronics, Meta Financial, and BofI **Harvest peers include full list on page 38 of Harvest’s April 27, 2016 deck

5-Year Stock Price Performance (3/31/11 – 3/31/16) Green Dot Peer Group Prepaid Industry Peer Group* Harvest Peer Group** Green Dot has under-performed both peer groups based on 5-year returns. However, as noted, Green Dot’s 5-year returns include a period in 2011 when our business performed exceptionally well, but our stock price corrected from a lofty post-IPO valuation. This MATERIALLY distorts our 5-year returns. Source: Financial data compiled from FactSet *Peers include the following: MoneyGram, Western Union, Total System Services, WEX, American Express, Blackhawk, Euronet, H&R Block, Cardtronics, Meta Financial, and BofI **Harvest peers include full list on page 38 of Harvest’s April 27, 2016 deck

Stock Price Performance Since 7/27/12 Post-Correction From Q2 2012 Earnings Call Green Dot Peer Group Prepaid Industry Peer Group* Harvest Peer Group** When you compare Green Dot’s performance from the time it proactively warned investors on the Q2 2012 earnings call of the increasing level of competition and tightened risk controls, Green Dot has substantially OUTPERFORMED its Prepaid Industry Peer Group as well as the Harvest Peer Group. Note: As of May 5, 2016 Source: Financial data compiled from FactSet *Peers include the following: MoneyGram, Western Union, Total System Services, WEX, American Express, Blackhawk, Euronet, H&R Block, Cardtronics, Meta Financial, and BofI **Harvest peers include full list on page 38 of Harvest’s April 27, 2016 deck

Harvest’s High-Risk Plan

Harvest’s High Risk Plan: The Facts Green Dot’s Board has the right value creation strategy, is focused on performance and is holding management accountable Reconstitute the Board Green Dot conducted an open process to add fresh perspectives to the Board; Harvest refused to participate Harvest refused multiple settlement proposals Mr. Gresham declined to be appointed. Harvest’s other nominees are not suitable Fire Steve Streit Install Unknown CEO Mr. Streit is the right leader for Green Dot. He maintains key customer and regulatory relationships, has a long-tenured, capable staff and owns 4.2+ million shares of the Company’s stock His product and business strategies are working, having successfully guided the company to its top spot through an incredibly turbulent period Realign Strategic Objectives Company’s strategy and objectives are aligned with driving long-term shareholder value; Six-Step Plan to drive earnings of $1.75+ Non-GAAP EPS in 2017 Board to hold Mr. Streit accountable for financial performance Q1 financial results demonstrate the Company’s plan is working Right-Size the Cost Structure Green Dot launched major platform initiatives in 2015 that are expected to drive ~$11 million in cost reductions in 2016* In excess of $20 million in savings at full year run-rate in 2017** Explore Consumer Lending and Banking Efficiencies The Company sought lending approval in 2014 Received it in late 2015 Launching products and services in 2016 X X X NOT NEW NOT NEW Source: *Company Filings, **Company Filings

Get to know Harvest’s Nominees Nino Fanlo Owns 4,000 GDOT shares(1) Phil Livingston Owns 4,050 GDOT shares(2) George Gresham Owns no GDOT shares X X X

Nino Fanlo Harvest describes him as an “accomplished financial services executive.”(3) Failed CEO of KKR Financial Holdings (previously NYSE:KFN). Under Fanlo’s leadership KFN share price declined 97%(4) In December 2008 Fanlo was replaced by KKR(5) Fanlo was sued in U.S. Federal Court and in California Superior Court by shareholders claiming that he breached his fiduciary duties by failing to acknowledge the Company’s exposure to mortgage debt(6) Separated from Capmark Board prior to the end of term few months before the company declares for bankruptcy(7) We were informed that, in reference checks with a number of former colleagues, some described Mr. Fanlo as volatile, having interpersonal issues and alleged that he was terminated from KFN for behavior unbecoming of a senior executive

“[KKR] has changed the leadership and focus of its underperforming and publicly traded debt business, KKR Financial. KKR replaced [CEO] Saturnino Fanlo……in order to convince investors that it is doing everything it can to turn around its business.”(14) Fanlo’s Epic Track Record of Value Destruction at KKR Financial Fanlo downplays KFN’s exposure to mortgage backed securities, claiming that the Company was doing well and had sufficient liquidity(9) KFN announces a net loss of approx. $40.0MM on sale of residential mortgage assets(10) In 2007 KFN losses $100.2 million(11) Under Fanlo, KFN loses $1.2 billion in the 4Q ’08(13) KFN stock closes at $0.75 per share the day Fanlo abruptly departed; stock down 97% during his tenure(12) Would you want Nino Fanlo on your board?

Philip Livingston Harvest calls him an outstanding “roll up your sleeves” executive that they “meticulously recruited” Jeff Osher says Philip Livingston has been “meticulously recruited” to serve on Green Dot’s board and to even step-in to run the company.(15) Nevertheless, questions about his credentials include: He claims on both his LinkedIn and Twitter resumes that he holds the position of Chief Operating Officer of “UASUSA,” a manufacturer of small drone devices. But a UASUSA press spokesperson stated that the COO is a different individual. We believe Mr. Livingston is a sales manager at UASUSA and has only been employed there for 90 days.(16) On Mr. Livingston’s website (phillivingston.com) he indicates he is a CPA. But it is alleged in a recent lawsuit filed in another activist campaign that Mr. Livingston hasn’t had a CPA license for over a decade.(17) Litigation history raises questions regarding his suitability as a director Named in two lawsuits in the past 90 days in his capacity as a director nominee in another activist campaign(18)

Philip Livingston Harvest calls him an outstanding “roll up your sleeves” executive that they “meticulously recruited” Appointed CEO of Ambassadors Group (NASDAQ: EPAX) as part of a dissident takeover. He then told investors: “The company will in the long term deliver profitability.”(19) Sixteen months later, Mr. Livingston told investors “we are closing the business after over 5 years of declining revenue and profits.”(20)

Livingston’s Track Record - Value Destruction at Ambassadors Group Livingston states the Company will in the long-term deliver profitability, a stronger balance sheet and shareholder value(22) Ambassadors’ shareholders voted to approve the dissolution of the company on October 13, 2015(24) On October 23, 2015, Ambassadors was dissolved and its stock delisted from trading on NASDAQ, 61% decline from the July announcement(23) Would you want Phil Livingston on your board? Harvest thinks he’s qualified to serve as an interim executive

Questionable Judgment Mr. Livingston has posted on social media expressing seemingly controversial views inappropriate of a public board member of any company, let alone a company as highly regulated and politically sensitive as Green Dot Recent tweets address topics including: African Americans and diversity, “black cops” compared to “white cops,” his frustration with Wells Fargo He accuses leading African American public relations executive and President of the Academy of Motion Picture Arts and Sciences, Cheryl Boone Isaacs, of making her organization sound “stupid” in response to her speech about the need for the Academy to do a better job of being inclusive of people of color Additionally, while Mr. Livingston may think Wells Fargo “treats people like crap,” Wells Fargo treats Green Dot very well as it serves as one of its most important business partners, including serving as co-lead for its debt syndicate

Mr. Livingston Shares Concerning Views on Social Media Investors need to know the truth about Harvest’s candidates

Livingston’s Reckless Use of Social Media Would you want a person with this kind of judgment serving on the board of Green Dot? 47

George Gresham Owns no GDOT stock Former CFO of NetSpend Holdings Inc. Interviewed for Green Dot CFO position in 2015 Declined to continue to pursue the CFO interview process, further indicating he was not willing to re-locate to California Never served on a public board of directors An architect of NetSpend’s overdraft fee plan that is now the subject of pending regulation In an effort to help settle the proxy contest in a mutually fair manner, Green Dot offered to appoint George Gresham directly to the Board as part of its search process for new board members; he declined

Can You Trust Jeff Osher and Harvest? While its clear that Harvest is deeply unhappy with Green Dot’s Board and CEO, it is not clear that Harvest has any viable plan Of the plans that Harvest does propose, they appear to be a copy of those plans announced and put into action by the Company prior to Harvest’s 13D filing Harvest’s plans for Green Dot’s balance sheet and lending initiatives would not be allowable under Green Dot’s regulatory guidelines as a bank holding company Based on the unusually personal nature of Harvest’s attacks, the fact that Harvest has refused to engage in any way to settle, Harvest’s failure to acknowledge any of the company’s demonstrable progress and the concerning nature of Mr. Osher’s choice of board candidates in aggregate, in our view, should leave investors questioning Harvest’s motives

Can You Trust Jeff Osher and Harvest? They’ve been praising Green Dot and Mr. Streit privately prior to filing their 13D: “We are highly confident you are acting in a manner that is in the best interest of long-term shareholders.” 2/06/14 email from Don Destino, COO of Harvest Capital, to management of Green Dot “We are big advocates of Green Dot, the vision, and Steve Streit.” 2/11/15 email from Jeff Osher, Portfolio Manager of Harvest Capital, to management of Green Dot “As always, I appreciate the dialogue and your responsiveness. We are very much on the same team (wearing Green Dot uniforms).” 3/11/15 email Jeff Osher, Portfolio Manager of Harvest Capital, to management of Green Dot

Harvest has the Wrong Agenda and CANNOT Be Trusted Harvest has offered no new ideas or strategy – they essentially copied Green Dot’s December 2015 investor presentation as the “Harvest Plan” Mr. Osher says that he is a long-term holder interested in increasing the Company’s share price, yet his behavior is far more akin to an aggressive short seller seeking to denigrate the Company’s business plans and jeopardize its business relationships We believe Harvest has “meticulously selected” two very troubling board candidates, which we think creates legitimate concerns surrounding Jeff Osher’s judgment Harvest has failed to recognize the achievements of Management and the Board during an unprecedented period of change brought on by substantial competition from several of the largest global financial institutions, key customer renewals and product adjustments to protect against fraud disruption and regulatory threats Harvest’s objective is to reset the Board and terminate the CEO at a time when shareholders are just beginning to realize the financial rewards of the Company’s winning strategy and execution If Harvest succeeds in effecting change, it’s not clear what they would do next or if they even have a plan you can properly evaluate or trust

Harvest’s Misrepresentations

Harvest's Platform is Based on Misrepresentations and Untruths The Facts Unlimited access to the Board and independent directors as well as hundreds of meetings, phone calls and emails with Management and Board members; yet Harvest discontinued private engagement and launched disruptive public campaign; dismissed multiple settlement proposals; anything short of adopting Harvest’s full agenda is considered unconstructive Has not put forward any coherent strategic plan - essentially copied Green Dot’s Dec. 2015 disclosure, suggested adding three dissident nominees and terminating CEO This proposal demonstrates Harvest’s lack of industry knowledge and understanding of the bank regulatory environment within which Green Dot operates Mr. Streit, Management and the Board guided the Company through an unprecedented competitive environment from 2012-2015, yet still grew revenue and Adjusted EBITDA. Competitors are now retreating Mr. Streit and Management have successfully diversified our revenue away from Walmart – from 63% in 2010 to 46% in 2015 Green Dot’s executive officers have an average tenure of 7 years Green Dot’s significant acquisitions have performed consistent with expectations provided in the Company’s financial guidance Green Dot has the most active new product development pipeline in the Company’s history Harvest False Claims(25) “We want to re-emphasize that Harvest’s preferred path remains a constructive engagement with the Board.” “We have a plan for creating long-term shareholder value.” Green Dot Bank’s “capital base can support a portfolio of several billion dollars of state and federal government guaranteed debt…” “Mr. Streit didn’t appropriately diversify the business.” “Mr. Streit failed to anticipate competitive threats.” “Mr. Streit didn’t attract and retain executive talent.” “Mr. Streit didn’t deliver on acquisition targets.” “Mr. Streit didn’t drive product development.”

Harvest's Platform is Based on Misrepresentations and Untruths The Facts Green Dot’s stock price has appreciated ~39% since the company disclosed its new product initiatives in December 2015. Indexed stock price performance on a 1 and 3 year basis has outperformed our Prepaid Industry Peer Group JP Morgan, Deutsche Bank and Jefferies all have positive views of Green Dot’s Six-Step Plan. All of Harvest’s calculations include overdraft fees which analysts’ estimate are over 40% of NetSpend’s profit and are at risk under new CFPB proposed rules(27) The removal required months of planning and analysis with customers and regulators. As such, Green Dot retained the significant portion of its reloading customer base and transitioned retailers to swipe reloading The acquisition of Loopt created what is today the technology that runs GoBank, Uber and the current prepaid products platform. This technology is driving millions of dollars of savings in 2016 Harvest misquotes the difference between acquired revenue and GAAP revenue; transactions counts and EBITDA have performed as expected “Mr. Streit has failed to generate returns for shareholders.” “Sell-side analysts support Harvest’s campaign.” “Green Dot poorly executed MoneyPak’s removal” “Green Dot has underperformed NetSpend.” “Management squandered capital in Loopt acquisition.” “TPG has fallen short of expectations” “Mr. Streit is not viewed favorably by employees. ” Harvest False Claims(26) Green Dot employees nearly 1,000 employees in the United States and nearly 2,000 outsourced associates internationally. Yet Harvest found just one anonymous Glassdoor posting from 2013 as their “proof” against Mr. Streit’s 15 year track record. The identity of not even one negative employee review has been exposed Green Dot sued Sallie Mae for breach of contract with litigation settled favorably for Green Dot Implied that Sallie Mae sued Green Dot and used that “fact” as evidence of Green Dot’s poor execution

Green Dot is the Undisputed Champion of Prepaid Total Revenue 2015 (millions) Total EBITDA 2015 (millions) Most Active Cards 2015 (millions) Retail Distribution 2015 (thousands) Revenue/Active Card Growth (Q1 2016) Sustainable Business Model Pending Regulatory Risk to Profit Consumer Advocate Ratings NO MATERIAL WORST $580 $138 3.9 >70 2.5% $699 $152 4.5 >100 11.2% YES NONE BEST *Source: Company filings; Harvest filings, Factset, Thomson First Call, Consumer Reports

Conclusion

Green Dot Is Creating Significant Shareholder Value Don’t Derail the Company’s Positive Momentum Green Dot’s stock has appreciated ~39%* since management publicly disclosed new initiatives to drive future growth Green Dot’s clear Six-Step Plan is on track – investors are just beginning to realize the financial rewards of the Company’s winning strategy and execution Green Dot’s Board’s nominees have the right experience to oversee the execution of Green Dot’s current strategy and enhance long-term shareholder value Wrong time to effect board and senior leadership changes, damage key business and regulatory relationships and destabilize the Company’s ability to execute Harvest has no track record, has proposed no plan, doesn’t understand our bank holding company limitations, has proposed two questionable board nominees and has insisted that any outcome short of ousting all three incumbent board members and firing the CEO/Founder is unacceptable Vote FOR Our Nominees on the WHITE proxy card *Source: FactSet

Appendix

Endnotes Harvest 13D Filing Harvest 13D Filing Harvest Additional Soliciting Material filed with SEC on April 27, 2016 FactSet Heidi Moore, "KKR: Goodbye to All That“ Wall Street Journal, December 16, 2008 Information obtained from an independent corporate investigative services firm retained by Green Dot for the purpose of conducting due diligence on proposed board members Public filing FactSet KKR Financial Corp (2007) Q4 FY 2006 4th Earnings Call Transcript KFN Form 8-K filed August 15, 2007 KFN Form 10-K filed February 28, 2008 FactSet KFN Form 8-K filed March 2, 2009 Heidi Moore, "KKR: Goodbye to All That“ Wall Street Journal, December 16, 2008 Harvest Additional Soliciting Material filed with SEC on April 27, 2016 Mr. Livingston’s LinkedIn and Twitter Ambassadors Group Public Filings “Ambassadors Group, Inc. Reports Results for the First Six Months and Second Quarter 2014,” Ambassadors Group, Inc. press release, July 30, 2014 “Ambassadors Group, Inc. Reports Results for the First Six Months and Second Quarter 2014,” Ambassadors Group, Inc. press release, July 30, 2014 EPAX Form 8-K filed October 13, 2015 FactSet “Ambassadors Group, Inc. Reports Results for the First Six Months and Second Quarter 2014,” Ambassadors Group, Inc. press release, July 30, 2014 FactSet EPAX Form 8-K filed October 13, 2015.

Endnotes Claims compiled from Harvest 13D Filing, Harvest Proxy Statement filed with SEC on April 19, 2016, and Harvest Additional Soliciting Material filed with SEC on April 27, 2016 Ibid NetSpend analyst estimates

Supplemental Non-GAAP Financial Information

Supplemental Non-GAAP Financial Information 2010 2011 2012 2013 2014 2015 YTD YTD YTD YTD YTD YTD (in thousands) Reconciliation of total operating revenues to non-GAAP total operating revenues Total operating revenues $,363,888 $,467,398 $,546,285 $,573,621 $,601,552 $,694,700 Stock-based retailer incentive compensation (2)(3) 13,369 17,337 8,252 8,722 8,932 2,520 Contra-revenue advertising costs (3)(4) 0 0 0 0 0 1,977 Non-GAAP total operating revenues $,377,257 $,484,735 $,554,537 $,582,343 $,610,484 $,699,197 2010 2011 2012 2013 2014 2015 YTD YTD YTD YTD YTD YTD (in thousands) Reconciliation of net income to non-GAAP net income Net income $42,232 $52,083 $47,219 $34,040 $42,693 $38,415 Employee stock-based compensation expense (5) 7,256 9,524 12,734 14,703 20,329 27,011 Stock-based retailer incentive compensation (2) 13,369 17,337 8,252 8,722 8,932 2,520 Amortization of acquired intangibles (6) 0 0 0 0 4,530 23,205 Change in fair value of contingent consideration (6) 0 0 0 0 0 -,698 -8,200 Other charges (income) (7) 0 0 0 0 -6,433 2,619 Transaction costs (6) 0 0 0 0 0 6,681 1,330 Amortization of deferred financing costs (7) 0 0 0 0 0 0 1,534 Impairment charges (7) 0 0 0 3,357.4730354391372 0 5,881 Income tax effect (8) -8,116 ,-10,209 -7,972 -9,415 ,-12,107 ,-22,367 Non-GAAP net income $54,741 $68,735 $60,233 $51,407.473035439136 $63,927 $71,948 Diluted earnings per share* GAAP $0.98 $1.19 $1.07 $0.76 $0.9 $0.72 Non-GAAP $1.27 $1.55 $1.37 $1.1499999999999999 $1.3499999999999999 $1.35 Diluted weighted-average shares issued and outstanding** GAAP 27,782 42,065 35,921 37,156 41,770 51,875 Non-GAAP 42,978 44,221 44,044 44,837 47,385 53,422 * Reconciliations between GAAP and non-GAAP diluted weighted-average shares issued and outstanding are provided in the next table. ** Diluted weighted-average Class A shares issued and outstanding is the most directly comparable GAAP measure for the periods indicated. 2010 2011 2012 2013 2014 2015 YTD YTD YTD YTD YTD YTD (in thousands) Reconciliation of GAAP to non-GAAP diluted weighted-average shares issued and outstanding Diluted weighted-average shares issued and outstanding* 27,782 42,065 35,921 37,156 41,770 51,875 Assumed conversion of weighted-average shares of preferred stock 13,803 451 6,859 6,859 5,235 1,518 Weighted-average shares subject to repurchase 1,393 1,705 1,264 822 380 29 Non-GAAP diluted weighted-average shares issued and outstanding 42,978 44,221 44,044 44,837 47,385 53,422 * Represents the diluted weighted-average shares of Class A common stock for the periods indicated. 2010 2011 2012 2013 2014 2015 YTD YTD YTD YTD YTD YTD (in thousands) Reconciliation of net income to adjusted EBITDA Net income $42,232 $52,083 $47,219 $34,040 $42,693 $38,415 Net interest (income) expense (4) -,313 -,564 -3,998 -3,368 -2,788 1,207 Income tax expense 27,400 31,930 28,919 18,460 21,682 19,707 Depreciation of property and equipment 7,588 12,330 18,131 27,099 36,984 38,509 Employee stock-based compensation expense (4)(5) 7,256 9,524 12,734 14,703 20,329 27,011 Stock-based retailer incentive compensation (2)(4) 13,369 17,337 8,252 8,722 8,932 2,520 Amortization of acquired intangibles (4)(6) 0 0 0 0 4,530 23,205 Change in fair value of contingent consideration (4)(6) 0 0 0 0 -,698 -8,200 Other (income) charges (4)(7) 0 0 0 0 -6,433 2,619 Transaction costs (4)(6) 0 0 0 0 6,681 1,330 Impairment charges (4)(7) 0 0 0 3,360 0 5,881 Adjusted EBITDA $97,532 $,122,640 $,111,257 $,103,016 $,131,912 $,152,204 Non-GAAP total operating revenues $,377,257 $,484,735 $,554,537 $,582,343 $,610,484 $,699,197 Adjusted EBITDA/non-GAAP total operating revenues (adjusted EBITDA margin) 0.25852933146369717 0.25300421879996288 0.20063043584107101 0.17689918141026853 0.21607773504301506 0.21768400036041344 Supplemental Non-GAAP Financial Information 2010 2011 2012 2013 2014 2015 YTD YTD YTD YTD YTD YTD (in thousands) Supplemental Detail on Non-GAAP Diluted Weighted-Average Shares Issued and Outstanding Stock outstanding as of December 31: Class A common stock 14,762 30,162 31,442 37,729 51,146 50,502 Class B common stock 27,091 5,280 4,553 0 0 0 Preferred stock (on an as-converted basis) 0 6,859 6,859 6,859 1,515 1,519 Total stock outstanding as of December 31: 41,853 42,301 42,854 44,588 52,661 52,021 Weighting adjustment -2,088 -,189 -,244 -1,032 -6,139 858 Dilutive potential shares: Stock options 3,061 2,104 1,369 1,078 640 293 Restricted stock units 146 3 43 203 220 243 Warrants 0 0 0 0 0 0 Employee stock purchase plan 6 2 22 0 3 7 Non-GAAP diluted weighted-average shares issued and outstanding 42,978 44,221 44,044 44,837 47,385 53,422

Supplemental Non-GAAP Financial Information 2010 2011 2012 2013 2014 2015 YTD YTD YTD YTD YTD YTD (in thousands) Reconciliation of total operating revenues to non-GAAP total operating revenues Total operating revenues $,363,888 $,467,398 $,546,285 $,573,621 $,601,552 $,694,700 Stock-based retailer incentive compensation (2)(3) 13,369 17,337 8,252 8,722 8,932 2,520 Contra-revenue advertising costs (3)(4) 0 0 0 0 0 1,977 Non-GAAP total operating revenues $,377,257 $,484,735 $,554,537 $,582,343 $,610,484 $,699,197 2010 2011 2012 2013 2014 2015 YTD YTD YTD YTD YTD YTD (in thousands) Reconciliation of net income to non-GAAP net income Net income $42,232 $52,083 $47,219 $34,040 $42,693 $38,415 Employee stock-based compensation expense (5) 7,256 9,524 12,734 14,703 20,329 27,011 Stock-based retailer incentive compensation (2) 13,369 17,337 8,252 8,722 8,932 2,520 Amortization of acquired intangibles (6) 0 0 0 0 4,530 23,205 Change in fair value of contingent consideration (6) 0 0 0 0 0 -,698 -8,200 Other charges (income) (7) 0 0 0 0 -6,433 2,619 Transaction costs (6) 0 0 0 0 0 6,681 1,330 Amortization of deferred financing costs (7) 0 0 0 0 0 0 1,534 Impairment charges (7) 0 0 0 3,357.4730354391372 0 5,881 Income tax effect (8) -8,116 ,-10,209 -7,972 -9,415 ,-12,107 ,-22,367 Non-GAAP net income $54,741 $68,735 $60,233 $51,407.473035439136 $63,927 $71,948 Diluted earnings per share* GAAP $0.98 $1.19 $1.07 $0.76 $0.9 $0.72 Non-GAAP $1.27 $1.55 $1.37 $1.1499999999999999 $1.3499999999999999 $1.35 Diluted weighted-average shares issued and outstanding** GAAP 27,782 42,065 35,921 37,156 41,770 51,875 Non-GAAP 42,978 44,221 44,044 44,837 47,385 53,422 * Reconciliations between GAAP and non-GAAP diluted weighted-average shares issued and outstanding are provided in the next table. ** Diluted weighted-average Class A shares issued and outstanding is the most directly comparable GAAP measure for the periods indicated. Supplemental Non-GAAP Financial Information 2010 2011 2012 2013 2014 2015 YTD YTD YTD YTD YTD YTD (in thousands) Reconciliation of GAAP to non-GAAP diluted weighted-average shares issued and outstanding Diluted weighted-average shares issued and outstanding* 27,782 42,065 35,921 37,156 41,770 51,875 Assumed conversion of weighted-average shares of preferred stock 13,803 451 6,859 6,859 5,235 1,518 Weighted-average shares subject to repurchase 1,393 1,705 1,264 822 380 29 Non-GAAP diluted weighted-average shares issued and outstanding 42,978 44,221 44,044 44,837 47,385 53,422 * Represents the diluted weighted-average shares of Class A common stock for the periods indicated. 2010 2011 2012 2013 2014 2015 YTD YTD YTD YTD YTD YTD (in thousands) Reconciliation of net income to adjusted EBITDA Net income $42,232 $52,083 $47,219 $34,040 $42,693 $38,415 Net interest (income) expense (4) -,313 -,564 -3,998 -3,368 -2,788 1,207 Income tax expense 27,400 31,930 28,919 18,460 21,682 19,707 Depreciation of property and equipment 7,588 12,330 18,131 27,099 36,984 38,509 Employee stock-based compensation expense (4)(5) 7,256 9,524 12,734 14,703 20,329 27,011 Stock-based retailer incentive compensation (2)(4) 13,369 17,337 8,252 8,722 8,932 2,520 Amortization of acquired intangibles (4)(6) 0 0 0 0 4,530 23,205 Change in fair value of contingent consideration (4)(6) 0 0 0 0 -,698 -8,200 Other (income) charges (4)(7) 0 0 0 0 -6,433 2,619 Transaction costs (4)(6) 0 0 0 0 6,681 1,330 Impairment charges (4)(7) 0 0 0 3,360 0 5,881 Adjusted EBITDA $97,532 $,122,640 $,111,257 $,103,016 $,131,912 $,152,204 Non-GAAP total operating revenues $,377,257 $,484,735 $,554,537 $,582,343 $,610,484 $,699,197 Adjusted EBITDA/non-GAAP total operating revenues (adjusted EBITDA margin) 0.25852933146369717 0.25300421879996288 0.20063043584107101 0.17689918141026853 0.21607773504301506 0.21768400036041344 Supplemental Non-GAAP Financial Information 2010 2011 2012 2013 2014 2015 YTD YTD YTD YTD YTD YTD (in thousands) Supplemental Detail on Non-GAAP Diluted Weighted-Average Shares Issued and Outstanding Stock outstanding as of December 31: Class A common stock 14,762 30,162 31,442 37,729 51,146 50,502 Class B common stock 27,091 5,280 4,553 0 0 0 Preferred stock (on an as-converted basis) 0 6,859 6,859 6,859 1,515 1,519 Total stock outstanding as of December 31: 41,853 42,301 42,854 44,588 52,661 52,021 Weighting adjustment -2,088 -,189 -,244 -1,032 -6,139 858 Dilutive potential shares: Stock options 3,061 2,104 1,369 1,078 640 293 Restricted stock units 146 3 43 203 220 243 Warrants 0 0 0 0 0 0 Employee stock purchase plan 6 2 22 0 3 7 Non-GAAP diluted weighted-average shares issued and outstanding 42,978 44,221 44,044 44,837 47,385 53,422

Supplemental Non-GAAP Financial Information 2010 2011 2012 2013 2014 2015 YTD YTD YTD YTD YTD YTD (in thousands) Reconciliation of total operating revenues to non-GAAP total operating revenues Total operating revenues $,363,888 $,467,398 $,546,285 $,573,621 $,601,552 $,694,700 Stock-based retailer incentive compensation (2)(3) 13,369 17,337 8,252 8,722 8,932 2,520 Contra-revenue advertising costs (3)(4) 0 0 0 0 0 1,977 Non-GAAP total operating revenues $,377,257 $,484,735 $,554,537 $,582,343 $,610,484 $,699,197 2010 2011 2012 2013 2014 2015 YTD YTD YTD YTD YTD YTD (in thousands) Reconciliation of net income to non-GAAP net income Net income $42,232 $52,083 $47,219 $34,040 $42,693 $38,415 Employee stock-based compensation expense (5) 7,256 9,524 12,734 14,703 20,329 27,011 Stock-based retailer incentive compensation (2) 13,369 17,337 8,252 8,722 8,932 2,520 Amortization of acquired intangibles (6) 0 0 0 0 4,530 23,205 Change in fair value of contingent consideration (6) 0 0 0 0 0 -,698 -8,200 Other charges (income) (7) 0 0 0 0 -6,433 2,619 Transaction costs (6) 0 0 0 0 0 6,681 1,330 Amortization of deferred financing costs (7) 0 0 0 0 0 0 1,534 Impairment charges (7) 0 0 0 3,357.4730354391372 0 5,881 Income tax effect (8) -8,116 ,-10,209 -7,972 -9,415 ,-12,107 ,-22,367 Non-GAAP net income $54,741 $68,735 $60,233 $51,407.473035439136 $63,927 $71,948 Diluted earnings per share* GAAP $0.98 $1.19 $1.07 $0.76 $0.9 $0.72 Non-GAAP $1.27 $1.55 $1.37 $1.1499999999999999 $1.3499999999999999 $1.35 Diluted weighted-average shares issued and outstanding** GAAP 27,782 42,065 35,921 37,156 41,770 51,875 Non-GAAP 42,978 44,221 44,044 44,837 47,385 53,422 * Reconciliations between GAAP and non-GAAP diluted weighted-average shares issued and outstanding are provided in the next table. ** Diluted weighted-average Class A shares issued and outstanding is the most directly comparable GAAP measure for the periods indicated. 2010 2011 2012 2013 2014 2015 YTD YTD YTD YTD YTD YTD (in thousands) Reconciliation of GAAP to non-GAAP diluted weighted-average shares issued and outstanding Diluted weighted-average shares issued and outstanding* 27,782 42,065 35,921 37,156 41,770 51,875 Assumed conversion of weighted-average shares of preferred stock 13,803 451 6,859 6,859 5,235 1,518 Weighted-average shares subject to repurchase 1,393 1,705 1,264 822 380 29 Non-GAAP diluted weighted-average shares issued and outstanding 42,978 44,221 44,044 44,837 47,385 53,422 * Represents the diluted weighted-average shares of Class A common stock for the periods indicated. 2010 2011 2012 2013 2014 2015 YTD YTD YTD YTD YTD YTD (in thousands) Reconciliation of net income to adjusted EBITDA Net income $42,232 $52,083 $47,219 $34,040 $42,693 $38,415 Net interest (income) expense (4) -,313 -,564 -3,998 -3,368 -2,788 1,207 Income tax expense 27,400 31,930 28,919 18,460 21,682 19,707 Depreciation of property and equipment 7,588 12,330 18,131 27,099 36,984 38,509 Employee stock-based compensation expense (4)(5) 7,256 9,524 12,734 14,703 20,329 27,011 Stock-based retailer incentive compensation (2)(4) 13,369 17,337 8,252 8,722 8,932 2,520 Amortization of acquired intangibles (4)(6) 0 0 0 0 4,530 23,205 Change in fair value of contingent consideration (4)(6) 0 0 0 0 -,698 -8,200 Other (income) charges (4)(7) 0 0 0 0 -6,433 2,619 Transaction costs (4)(6) 0 0 0 0 6,681 1,330 Impairment charges (4)(7) 0 0 0 3,360 0 5,881 Adjusted EBITDA $97,532 $,122,640 $,111,257 $,103,016 $,131,912 $,152,204 Non-GAAP total operating revenues $,377,257 $,484,735 $,554,537 $,582,343 $,610,484 $,699,197 Adjusted EBITDA/non-GAAP total operating revenues (adjusted EBITDA margin) 0.25852933146369717 0.25300421879996288 0.20063043584107101 0.17689918141026853 0.21607773504301506 0.21768400036041344 Supplemental Non-GAAP Financial Information 2010 2011 2012 2013 2014 2015 YTD YTD YTD YTD YTD YTD (in thousands) Supplemental Detail on Non-GAAP Diluted Weighted-Average Shares Issued and Outstanding Stock outstanding as of December 31: Class A common stock 14,762 30,162 31,442 37,729 51,146 50,502 Class B common stock 27,091 5,280 4,553 0 0 0 Preferred stock (on an as-converted basis) 0 6,859 6,859 6,859 1,515 1,519 Total stock outstanding as of December 31: 41,853 42,301 42,854 44,588 52,661 52,021 Weighting adjustment -2,088 -,189 -,244 -1,032 -6,139 858 Dilutive potential shares: Stock options 3,061 2,104 1,369 1,078 640 293 Restricted stock units 146 3 43 203 220 243 Warrants 0 0 0 0 0 0 Employee stock purchase plan 6 2 22 0 3 7 Non-GAAP diluted weighted-average shares issued and outstanding 42,978 44,221 44,044 44,837 47,385 53,422

Supplemental Non-GAAP Financial Information FY 2016 RANGE LOW HIGH Reconciliation of Forward Looking Guidance for Non-GAAP Financial Measures to Projected GAAP Total Operating Revenue (1) (In millions) Total operating revenues $704.6 $709.6 Contra-revenue advertising costs (3)(4) 0.4 0.4 Non-GAAP total operating revenues $705 $710 FY 2016 RANGE LOW HIGH Reconciliation of Forward Looking Guidance for Non-GAAP Financial Measures to Projected Adjusted EBITDA (1) (In millions) Net income $39.6 $42.1 Adjustments (9) 116.4 117.9 Non-GAAP net income $156 $160 Non-GAAP total operating revenues $705 $710 Adjusted EBITDA/non-GAAP total operating revenues (adjusted EBITDA margin) 0.22127659574468084 0.22535211267605634 FY 2016 RANGE LOW HIGH 0 Reconciliation of Forward Looking Guidance for Non-GAAP Financial Measures to Projected GAAP Net Income (1) (In millions) Net income $39.6 $42.1 Adjustments (9) 32 32 Non-GAAP net income $71.599999999999994 $74.099999999999994 Diluted earnings per share* GAAP $0.79 $0.85 Non-GAAP $1.39 $1.44 Diluted weighted-average shares issued and outstanding** GAAP 50.1 49.8 Non-GAAP 51.6 51.3 * Reconciliations between GAAP and non-GAAP diluted weighted-average shares issued and outstanding are provided in the next table. ** Diluted weighted-average Class A shares issued and outstanding is the most directly comparable GAAP measure for the periods indicated. FY 2016 RANGE LOW HIGH Reconciliation of Forward Looking Guidance for Non-GAAP Financial Measures to Projected GAAP Diluted Weighted-Average Shares Issued and Outstanding (1) (In millions) Diluted weighted-average shares issued and outstanding* 49.8 50.1 Assumed conversion of weighted-average shares of preferred stock 1.5 1.5 Non-GAAP diluted weighted-average shares issued and outstanding 51.3 51.6 * Represents the diluted weighted-average shares of Class A common stock for the periods indicated.

Supplemental Non-GAAP Financial Information FY 2016 RANGE LOW HIGH Reconciliation of Forward Looking Guidance for Non-GAAP Financial Measures to Projected GAAP Total Operating Revenue (1) (In millions) Total operating revenues $704.6 $709.6 Contra-revenue advertising costs (3)(4) 0.4 0.4 Non-GAAP total operating revenues $705 $710 FY 2016 RANGE LOW HIGH Reconciliation of Forward Looking Guidance for Non-GAAP Financial Measures to Projected Adjusted EBITDA (1) (In millions) Net income $39.6 $42.1 Adjustments (9) 116.4 117.9 Non-GAAP net income $156 $160 Non-GAAP total operating revenues $705 $710 Adjusted EBITDA/non-GAAP total operating revenues (adjusted EBITDA margin) 0.22127659574468084 0.22535211267605634 Supplemental Non-GAAP Financial Information FY 2016 RANGE LOW HIGH 0 Reconciliation of Forward Looking Guidance for Non-GAAP Financial Measures to Projected GAAP Net Income (1) (In millions) Net income $39.6 $42.1 Adjustments (9) 32 32 Non-GAAP net income $71.599999999999994 $74.099999999999994 Diluted earnings per share* GAAP $0.79 $0.85 Non-GAAP $1.39 $1.44 Diluted weighted-average shares issued and outstanding** GAAP 50.1 49.8 Non-GAAP 51.6 51.3 * Reconciliations between GAAP and non-GAAP diluted weighted-average shares issued and outstanding are provided in the next table. ** Diluted weighted-average Class A shares issued and outstanding is the most directly comparable GAAP measure for the periods indicated. FY 2016 RANGE LOW HIGH Reconciliation of Forward Looking Guidance for Non-GAAP Financial Measures to Projected GAAP Diluted Weighted-Average Shares Issued and Outstanding (1) (In millions) Diluted weighted-average shares issued and outstanding* 49.8 50.1 Assumed conversion of weighted-average shares of preferred stock 1.5 1.5 Non-GAAP diluted weighted-average shares issued and outstanding 51.3 51.6 * Represents the diluted weighted-average shares of Class A common stock for the periods indicated.

(1) To supplement the Company’s consolidated financial statements presented in accordance with GAAP, the Company uses measures of operating results that are adjusted to exclude various, primarily non-cash, expenses and charges. These financial measures are not calculated or presented in accordance with GAAP and should not be considered as alternatives to or substitutes for operating revenues, operating income, net income or any other measure of financial performance calculated and presented in accordance with GAAP. These financial measures may not be comparable to similarly-titled measures of other organizations because other organizations may not calculate their measures in the same manner as we do. These financial measures are adjusted to eliminate the impact of items that the Company does not consider indicative of its core operating performance. You are encouraged to evaluate these adjustments and the reasons we consider them appropriate. The Company believes that the non-GAAP financial measures it presents are useful to investors in evaluating the Company’s operating performance for the following reasons: stock-based retailer incentive compensation is a non-cash GAAP accounting charge that is an offset to the Company’s actual revenues from operations as the Company has historically calculated them. This charge resulted from the monthly lapsing of the Company’s right to repurchase a portion of the 2,208,552 shares it issued to its largest distributor, Walmart, in May 2010. By adding back this charge to the Company’s GAAP total operating revenues, investors can make direct comparisons of the Company’s revenues from operations prior to May 2015, when the repurchase right fully lapsed, and thus more easily perceive trends in the Company’s core operations. Further, because the monthly charge is based on the then-current fair market value of the shares as to which the Company’s repurchase right lapses, adding back this charge eliminates fluctuations in the Company’s operating revenues caused by variations in its stock price and thus provides insight on the operating revenues directly associated with those core operations; the Company records employee stock-based compensation from period to period, and recorded employee stock-based compensation expenses of approximately $5.6 million and $5.2 million for the three months ended March 31, 2016 and 2015, respectively. By comparing the Company’s adjusted EBITDA, non-GAAP net income and non-GAAP diluted earnings per share in different historical periods, investors can evaluate the Company’s operating results without the additional variations caused by employee stock-based compensation expense, which may not be comparable from period to period due to changes in the fair market value of the Company’s Class A common stock (which is influenced by external factors like the volatility of public markets and the financial performance of the Company’s peers) and is not a key measure of the Company’s operations; adjusted EBITDA is widely used by investors to measure a company’s operating performance without regard to items, such as net interest income and expense, income tax benefit and expense, depreciation and amortization, employee stock-based compensation expense, stock-based retailer incentive compensation expense, contingent consideration, other charges and income, transaction costs, and impairment charges that can vary substantially from company to company depending upon their respective financing structures and accounting policies, the book values of their assets, their capital structures and the methods by which their assets were acquired; and securities analysts use adjusted EBITDA as a supplemental measure to evaluate the overall operating performance of companies.

The Company’s management uses the non-GAAP financial measures: as measures of operating performance, because they exclude the impact of items not directly resulting from the Company’s core operations; for planning purposes, including the preparation of the Company’s annual operating budget; to allocate resources to enhance the financial performance of the Company’s business; to evaluate the effectiveness of the Company’s business strategies; and in communications with the Company’s board of directors concerning the Company’s financial performance. The Company understands that, although adjusted EBITDA and other non-GAAP financial measures are frequently used by investors and securities analysts in their evaluations of companies, these measures have limitations as an analytical tool, and you should not consider them in isolation or as substitutes for analysis of the Company’s results of operations as reported under GAAP. Some of these limitations are: that these measures do not reflect the Company’s capital expenditures or future requirements for capital expenditures or other contractual commitments; that these measures do not reflect changes in, or cash requirements for, the Company’s working capital needs; that these measures do not reflect interest expense or interest income; that these measures do not reflect cash requirements for income taxes; that, although depreciation and amortization are non-cash charges, the assets being depreciated or amortized will often have to be replaced in the future, and these measures do not reflect any cash requirements for these replacements; and that other companies in the Company’s industry may calculate these measures differently than the Company does, limiting their usefulness as comparative measures. (2) This expense consists of the recorded fair value of the shares of Class A common stock for which the Company’s right to repurchase has lapsed pursuant to the terms of the May 2010 agreement under which they were issued to Wal-Mart Stores, Inc., a contra-revenue component of the Company’s total operating revenues. The Company does not believe these non-cash expenses are reflective of ongoing operating results. Our right to repurchase any shares issued to Walmart fully lapsed during the three months ended June 30, 2015. As a result, we no longer recognize stock-based retailer incentive compensation in future periods.

(3) This expense consists of certain co-op advertising costs recognized as contra-revenue under GAAP. The Company believes the substance of the costs incurred are a result of advertising and is not reflective of ongoing total operating revenues. The Company believes that excluding co-op advertising costs from total operating revenues facilitates the comparison of our financial results to the Company's historical operating results. Prior to 2015, the Company did not have any co-op advertising costs recorded as contra-revenue. (4) The Company does not include any income tax impact of the associated non-GAAP adjustment to non-GAAP total operating revenues or adjusted EBITDA, as the case may be, because each of these non-GAAP financial measures is provided before income tax expense. (5) This expense consists primarily of expenses for employee stock options and restricted stock units. Employee stock-based compensation expense is not comparable from period to period due to changes in the fair market value of the Company’s Class A common stock (which is influenced by external factors like the volatility of public markets and the financial performance of the Company’s peers) and is not a key measure of the Company’s operations. The Company excludes employee stock-based compensation expense from its non-GAAP financial measures primarily because it consists of non-cash expenses that the Company does not believe are reflective of ongoing operating results. Further, the Company believes that it is useful to investors to understand the impact of employee stock-based compensation to its results of operations. (6) The Company excludes certain income and expenses that are the result of acquisitions. These acquisition related adjustments include the amortization of acquired intangible assets, changes in the fair value of contingent consideration, settlements of contingencies established at time of acquisition and other acquisition related charges, such as integration charges and professional and legal fees, which result in the Company recording expenses or fair value adjustments in its GAAP financial statements. The Company analyzes the performance of its operations without regard to these adjustments. In determining whether any acquisition related adjustment is appropriate, the Company takes into consideration, among other things, how such adjustments would or would not aid in the understanding of the performance of its operations. (7) The Company excludes certain income and expenses that are not reflective of ongoing operating results. It is difficult to estimate the amount or timing of these items in advance. Although these events are reflected in the Company's GAAP financial statements, the Company excludes them in it's non-GAAP financial measures because the Company believes these items may limit the comparability of ongoing operations with prior and future periods. These adjustments include amortization attributable to deferred financing costs, impairment charges related to internal-use software, expenses incurred with our proxy contest and other charges related to gain or loss contingencies. In determining whether any such adjustments is appropriate, the Company takes into consideration, among other things, how such adjustments would or would not aid in the understanding of the performance of its operations. (8) Represents the tax effect for the related non-GAAP measure adjustments using the Company's year to date effective tax rate. (9) These amounts represent estimated adjustments for net interest expense, income taxes, depreciation and amortization, employee stock-based compensation expense, stock-based retailer incentive compensation expense, contingent consideration, other income and expenses and transaction costs. Employee stock-based compensation expense and stock-based retailer incentive compensation expense include assumptions about the future fair value of the Company’s Class A common stock (which is influenced by external factors like the volatility of public markets and the financial performance of the Company’s peers).